ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES (Details) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Payables and Accruals [Abstract]
Accrued payroll and related costs	$ 12,363	$ 8,719
Accrued vacation	4,522	$ 3,526
Accrual for minimum wage increase	3,284
Cash overdraft	$ 1,300	$ 1,036
Accrued agency fees		413
Labor union contribution	$ 920	730
Other	2,676	2,662
Total accrued expenses and other current liabilities	$ 25,065	$ 17,086